UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as Amended
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12
RIOT BLOCKCHAIN, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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RIOT BLOCKCHAIN, INC.

3855 Ambrosia Street, Suite 301
Castle Rock, CO 80109
October 3, 2022
Dear Stockholders:
You are cordially invited to attend a Special Meeting of the stockholders (the “Special Meeting”) of Riot Blockchain, Inc., a Nevada Corporation (“Riot” or the “Company”), to be held at 9:00 a.m. (Eastern Time) on November 17, 2022, via the virtual meeting portal at:
www.virtualstockholdermeeting.com/RIOT2022SM
Due to the ongoing effects of the global coronavirus (COVID-19) pandemic and emerging variants of coronavirus across North America and around the world, we continue to have heightened awareness and appreciation for our diverse and international network of stockholders who may be affected by attending the Special Meeting in person. After careful consideration, the Board of Directors of the Company (the “Board”) has determined to host the Special Meeting entirely online via the virtual meeting portal. As such, no in-person attendance option will be available for the Special Meeting. We believe our stockholders should have the ability to attend the Special Meeting, regardless of where they live; and, in light of the ongoing global COVID-19 pandemic, we believe the virtual format of this Special Meeting will better enable stockholder attendance and enhance stockholder experience at the meeting.
The attached Notice of a Special Meeting of Stockholders (the “Notice”) and the accompanying Proxy Statement describes the matter to be presented at the Special Meeting and provide information about Riot that you should consider when you vote your shares. Copies of the Notice and the Proxy Statement have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and can be obtained from the SEC’s website, www.SEC.gov.
The principal business of the Special Meeting, as described in greater detail in the Proxy Statement, will be to conduct a stockholder vote on the following proposal:
1.
To authorize and approve that the Company’s Articles of Incorporation be amended to increase the number of shares of common stock authorized for issuance thereunder from 170,000,000 shares to 340,000,000 shares.

In addition, we will transact any such other business as may be properly brought before the Special Meeting and any adjournments or postponements thereof.

After careful deliberation, the Board unanimously recommends that you vote your shares at the Special Meeting as follows:
•
“FOR” authorization and approval that the Company’s Articles of Incorporation be amended to increase the number of shares of common stock authorized for issuance thereunder from 170,000,000 shares to 340,000,000 shares.

Only stockholders as of the close of business on September 29, 2022 (the “Record Date”), are entitled to receive notice of and vote at the Special Meeting and any postponement or adjournment thereof. If you are a stockholder as of the Record Date, you will be able to register for, participate in, vote your shares electronically, and submit your questions during the live webcast of the Special Meeting by visiting the virtual meeting portal www.virtualstockholdermeeting.com/RIOT2022SM and entering the unique 16-digit control number assigned to you, which can be found on the enclosed proxy card and voting instruction form. By following the instructions in the Proxy Statement accompanying this message, you will be able to participate in the Special Meeting in compliance with the rules and procedures established by our Bylaws, under Nevada Law, and as required by the SEC.
Please see pages 1-5 of the accompanying Proxy Statement for additional information regarding admission to the Special Meeting and how to vote your shares.
Your vote is important to us. Whether or not you plan to participate in the live webcast of our Special Meeting, we encourage you to read the accompanying Proxy Statement and vote as soon as possible. Vote now at www.proxyvote.com or, if you wish to vote by mail, please mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided to: Vote Processing, c/o: Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Voting as soon as possible will ensure your representation at the Special Meeting regardless of whether you participate in our live webcast. If you have already voted, there is no need to vote again unless you wish to change your vote. PLEASE DO NOT SHARE YOUR CONTROL NUMBER.
We look forward to your participation at our virtual Special Meeting.
Sincerely,

Benjamin Yi, Executive Chairman
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE PROVIDED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 17, 2022, AT 9:00 A.M. (EASTERN TIME)
Dear Stockholder:
NOTICE IS HEREBY GIVEN that a Special Meeting of the Stockholders (the “Special Meeting”) of Riot Blockchain, Inc., a Nevada corporation (“Riot” or the “Company”), will be held at 9:00 a.m. (Eastern Time) on November 17, 2022, or such later date or dates as such Special Meeting date may be adjourned or postponed. The Special Meeting will be held virtually, and no in-person attendance option will be available. The Special Meeting will take place live and online via the virtual meeting portal at: www.virtualstockholdermeeting.com/RIOT2022SM.
Each stockholder receiving this Notice of a Special Meeting of Stockholders (this “Notice”) has been assigned a 16-digit control number, which is required to register for and gain admittance to the Special Meeting. The unique 16-digit control number assigned to you can be found on the enclosed proxy card and voting instruction form accompanying this Notice. Specific instructions on how to access the Special Meeting via the virtual portal using your unique 16-digit control number are included at the end of this Notice and in the Proxy Statement accompanying this Notice.
The following proposal, as more fully described in the Proxy Statement accompanying this Notice, is being submitted to our stockholders for their consideration at the Special Meeting:
Proposal	Board Recommendation
1.
To authorize and approve that the Company’s Articles of Incorporation be amended to increase the number of shares of common stock authorized for issuance thereunder from 170,000,000 shares to 340,000,000 shares.
“FOR”
THIS IS NOT A BALLOT. YOU CANNOT USE THIS NOTICE TO VOTE YOUR SHARES.
This Notice presents only an overview of the more complete Proxy Statement accompanying this Notice, which is hereby made part of this Notice. The Proxy Statement is also available to you on the Internet at www.proxyvote.com, the SEC’s website, www.SEC.gov, or by visiting our website, www.RiotBlockchain.com.
The Board of Directors established the close of business on September 29, 2022, as the record date (the “Record Date”) for determining those of our stockholders entitled to attend and to vote their shares at the Special Meeting. Accordingly, only holders of our common stock, no par value per share, of record at the close of business on the Record Date will receive this Notice and be eligible to attend and vote their shares at, the Special Meeting (including any adjournment or postponement thereof). Holders of other classes of our outstanding capital stock are not entitled to participate in the Special Meeting. As of the Record Date, there were 167,136,619 shares of common stock, no par value per share, outstanding and entitled to vote at the Special Meeting. The foregoing shares of our common stock, no par value per share, are referred to herein as the “shares.” A list of stockholders of record will be available at the Special Meeting online at the virtual meeting portal, www.virtualstockholdermeeting.com/RIOT2022SM, and will be available by request during the ten (10) days prior to the Special Meeting by submitting your written request to our Corporate Secretary at Riot Blockchain, Inc., 3855 Ambrosia Street, Suite 301, Castle Rock, Colorado 80109, Attention: Corporate Secretary.
Your vote is important. Whether or not you plan to attend the virtual Special Meeting, we encourage you to please read the accompanying Proxy Statement and vote your shares by proxy as soon as possible so that we can ensure your vote will be represented at the Special Meeting.

You may submit your vote by proxy using any of the following methods:
•	Voting online at: www.proxyvote.com;
•	Voting by telephone by calling: 1-800-690-6903 (owners of record); or
•
Voting by mail by completing, signing, dating and returning the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

Your proxy, whether given online at www.proxyvote.com or through the return of the enclosed proxy card, may be revoked prior to its exercise by writing to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 and by filing a written notice of revocation or a duly executed proxy bearing a later date with our Corporate Secretary prior to the Special Meeting, or by attending the Special Meeting and voting virtually using your 16-digit control number and entering the virtual meeting portal at www.virtualstockholdermeeting.com/RIOT2022SM. To ensure fair conduct of the Special Meeting and that our stockholders of record are able to participate in the Special Meeting, you will not be able to participate in the virtual Special Meeting without the unique 16-digit control number assigned to you and provided on the back of your proxy card.
We urge you to review the accompanying materials carefully and to vote as promptly as possible. Please note that we have enclosed the Proxy Statement and your proxy card along with this Notice.
By Order of the Board of Directors,

Jason Les, Chief Executive Officer
Castle Rock, CO
October 3, 2022
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF THE STOCKHOLDERS OF RIOT BLOCKCHAIN, INC. TO BE HELD ON:
NOVEMBER 17, 2022, AT 9:00 A.M. (EASTERN TIME)

THE NOTICE AND OUR PROXY STATEMENT ARE AVAILABLE ONLINE AT:

www.proxyvote.com and www.RiotBlockchain.com

RIOT BLOCKCHAIN, INC.
3855 Ambrosia Street, Suite 301
Castle Rock, CO 80109
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
INTRODUCTION
This Proxy Statement, along with the accompanying Notice of a Special Meeting of the Stockholders (the “Notice”), contains information about the Special Meeting of the Stockholders, including any adjournments or postponements thereof (the “Special Meeting”) of Riot Blockchain, Inc. In this Proxy Statement, we refer to Riot Blockchain, Inc., a Nevada corporation, and its consolidated subsidiaries, as “Riot,” “Riot Blockchain,” the “Company,” “we,” “us” or “our.”
We are holding the Special Meeting at 9:00 a.m. (Eastern Time) on November 17, 2022, or such later date or dates as such Special Meeting date may be adjourned or postponed. The Special Meeting will be held entirely online via the virtual meeting portal, www.virtualstockholdermeeting.com/RIOT2022SM, and no option to attend the Special Meeting in-person will be available. For specific instructions on how to attend the Special Meeting, please see “How do I vote?” beginning on page 1, below.
This Proxy Statement and the accompanying proxy card are being mailed on or about October 4, 2022 to all of our stockholders of record (as defined below) entitled to notice of and to vote at the Special Meeting (see “Who may vote at the Special Meeting?” below). Copies of this Proxy Statement are available at www.proxyvote.com. You can find copies of our 2021 and 2020 Annual Reports on Form 10-K, and amendments thereto on Form 10-K/A, as well as all our periodic and current reports filed with the U.S. Securities and Exchange Commission (the “SEC”) on the Internet on the SEC’s website, www.SEC.gov, or through the “Investors” section of our website at www.RiotBlockchain.com. Except for those reports we have filed with the SEC, and as specifically incorporated by reference herein, the information contained on our website is not part of these proxy solicitation materials.

GENERAL INFORMATION
We include these following questions and answers to provide some background and clarity concerning voting, solicitation and other general information. We encourage you to read this Proxy Statement carefully and in its entirety.
Why am I receiving this Proxy Statement?
We sent you this Proxy Statement or a Notice of Internet Availability of Proxy Materials in connection with the solicitation by our Board of Directors (the “Board”) of your proxy to vote at the Special Meeting (including any adjournments or postponements thereof). You are invited to attend the Special Meeting virtually to vote on the proposal described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or via the internet.
What information is contained in this Proxy Statement?
This Proxy Statement summarizes the information you need to know to vote on an informed basis. It contains information relating to the proposal to be voted on at the Special Meeting, the voting process, and other required information.
What are the health and safety protocols to attend the Special Meeting?
We continue to be mindful of the public health concerns posted by the COVID-19 pandemic. The Company is monitoring the global coronavirus (COVID-19) developments and other circumstances, as well as guidance issued by the U.S. Centers for Disease Control and Prevention and the World Health Organization. We have implemented, and will continue to implement, the measures advised to minimize the spread of COVID-19, including in respect of the Special Meeting. In response to the ongoing and evolving COVID-19 pandemic and to support the health and well-being of our stockholders, employees, and the communities we are a part of, the Special Meeting will be held virtually, and no in-person attendance option will be available.
What is the purpose of the Special Meeting?
The purpose of the Special Meeting is to obtain stockholder approval of the matter outlined in the Notice included with this Proxy Statement. The sole matter to be voted on is:
1.
To authorize and approve that the Company’s Articles of Incorporation be amended to increase the number of shares of common stock authorized for issuance thereunder from 170,000,000 shares to 340,000,000 shares.

This Proxy Statement provides detailed information about the proposal.
Who may vote at the Special Meeting?
You may vote if you are a stockholder of our common stock, no par value per share, at the close of business on September 29, 2022 (the “Record Date”), as identified by our transfer agent. As of the Record Date, there were 167,136,619 shares issued, outstanding and entitled to vote at the Special Meeting. Shares of our common stock, no par value per share, are herein referred to as the “shares.”
How many votes do I have?
Each stockholder of record is entitled to one vote at the Special Meeting for each share of common stock owned as of the Record Date. Cumulative voting is not permitted.
How do I vote?
Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy. If your proxy is properly submitted, you are legally designating the person or persons named on the proxy card to vote your shares as you have directed. All valid proxies that we receive through this solicitation, which are not revoked, will be voted in accordance with instructions you provide on the proxy card. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted above. Voting by proxy will not affect your right to attend the Special Meeting.

How you may vote depends on how your shares are held. As explained below, the voting procedures are different for stockholders of record and for beneficial owners of our shares.
What is the difference between being a stockholder of record and a beneficial owner and how does this affect voting?
Many of our stockholders hold their shares through stock brokers, banks, or other nominees, rather than directly in their own names. As summarized below, there are some differences between being a stockholder of record and a beneficial owner.
Stockholder of Record: Shares Registered in Your Name. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Corporation, or if you possess stock certificates representing your shares, you are the stockholder of record, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals named on the proxy card or to vote at the Special Meeting. If you are a stockholder of record, you may vote your shares at the Special Meeting using any of the following methods:
•
Via the Internet Before the Special Meeting. Vote online by visiting the online portal at www.proxyvote.com and completing and submitting your proxy card. You will need to follow the instructions on the website.

•
Live Via the Internet During the Special Meeting. If you wish to vote your shares live and online at the Special Meeting, you may participate in the virtual webcast of the Special Meeting and vote your shares on the proposal presented through the virtual portal established to host the Special Meeting, www.virtualstockholdermeeting.com/RIOT2022SM, and entering the unique 16-digit control number provided to you on the proxy card accompanying this Proxy Statement. You will not be able to attend the Special Meeting without your 16-digit control number. PLEASE DO NOT SHARE YOUR CONTROL NUMBER.

•
By mail. Mark, sign, and date the enclosed proxy card and return it by mail in the enclosed postage prepaid envelope to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Board.

•	By telephone. To vote via telephone, call 1-800-690-6903 and follow the telephone prompts.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee. If your shares are held in a stock brokerage account or by a bank or other nominee, you are the beneficial owner of shares held in “street name”. Your proxy materials are being forwarded to you by your broker, bank, or other nominee, who is considered to be the stockholder of record. As the beneficial owner, you have the right to tell your broker, bank, or other nominee how to vote, and you are also invited to attend the Special Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you obtain a legal proxy from your broker or other nominee authorizing you to do so. Your broker, bank, or other nominee has sent you instructions on how to direct the vote. You may vote by following those instructions and the instructions on the Notice; and, if you are a beneficial owner, who obtained a legal proxy and is authorized to vote by your broker, bank, or other nominee, and you wish to submit your vote by telephone, you may do so by dialing 1-800-454-8683.
Do I need to attend the Special Meeting to vote my shares?
You do not need to attend the Special Meeting to vote your shares. Shares represented by valid proxies that are received in time for the Special Meeting will be voted at the Special Meeting unless they are revoked in advance of the meeting date. A stockholder may revoke a proxy before the proxy is voted by following the instructions under the heading “May I change or revoke my proxy?” below. Any stockholder who has executed a proxy card but attends the Special Meeting via the virtual meeting portal at www.virtualstockholdermeeting.com/RIOT2022SM may revoke the proxy and vote at the Special Meeting by following the instructions under the heading “How do I vote?” above.
What is a proxy?
A proxy is your legal designation of authority to another person (your proxy) to vote the shares you own. If you designate someone as your proxy, the document in which you make that designation also is called a proxy.

May I change or revoke my proxy?
If you submit your proxy, you may alter or revoke your proxy at any time prior to the Special Meeting. You may alter or revoke your proxy in any one of the following ways:
•	by signing a new proxy card and submitting in accordance with the instructions above;
•	by re-voting via the Internet or by telephone as instructed above — note, only your latest Internet or telephone vote will be counted;
•
by delivering a signed statement of revocation or a duly executed proxy card bearing a later date to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, and to our Corporate Secretary at: Riot Blockchain, Inc., 3855 Ambrosia Street, Suite 301, Castle Rock, Colorado 80109, Attention: Corporate Secretary; or

•
by attending the Special Meeting virtually and voting live, online during the Special Meeting. Attending the Special Meeting via the virtual meeting portal at www.virtualstockholdermeeting.com/RIOT2022SM will not automatically revoke a previously submitted proxy unless you specifically request revocation.

What should I do if I receive more than one proxy card?
You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How do I vote?” on the proxy card for each account to ensure that all your shares are voted.
Will my shares be voted if I do not return my proxy card?
If shares are registered in your name, they will not be voted if you do not submit your proxy card by mail, online via the portal at www.proxyvote.com, or by telephone by dialing 1-800-690-6903, or if you do not otherwise vote by attending the Special Meeting and casting your shares using the unique 16-digit control number assigned to you on your proxy card. Please see the section of this Proxy Statement entitled “How do I vote?” beginning on page 1 above for specific instructions on how to vote your shares. Unless otherwise indicated under the section “What vote is required to approve the proposal presented at the Special Meeting” below, if you submit your proxy card without identifying instructions as to how your shares should be voted, those shares will be voted in accordance with the Board’s recommendations, as permitted by the Company’s Bylaws.
Brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). The proposal being presented to the stockholders at the Special Meeting, Proposal No. 1 (vote to approve the amendment to the Company’s Articles of Incorporation) is considered routine matters. This means that if your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for the routine matter being presented to the stockholders at the Special Meeting, Proposal No. 1 (vote to approve the amendment to the Company’s Articles of Incorporation).
If your broker cannot vote your shares on the matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or if your broker chooses not to vote on a matter for which it does have discretionary voting authority, a “broker non-vote” has occurred. The effects of a broker non-vote on the proposal for which we are requesting stockholder votes are explained below.
Shares that are subject to a broker non-vote are considered present at the Special Meeting for determining whether the quorum requirement has been met (see “What is a quorum?” on page 4 of this Proxy Statement for further discussion of our quorum requirement for the Special Meeting); however, shares subject to a broker non-vote will not be counted as a vote cast with respect to a proposal. Because abstentions and broker non-votes do not represent shares cast with respect to a proposal, broker non-votes will have no effect on the outcome of votes on the proposal put forth in this Proxy Statement, except, as required under Nevada law and identified in this Proxy Statement, as the outcome of the votes on these proposals are determined solely by reference to the votes cast by the shares entitled to vote that are present at the Special Meeting or represented by a properly-submitted proxy.
We encourage you to provide voting instructions. This ensures your shares will be voted at the Special Meeting in the manner you desire.

What vote is required to approve the proposal presented at the Special Meeting?
Proposal No. 1: Approval to Amend the Company’s Articles of Incorporation. We seek stockholder approval to amend our Articles of Incorporation to increase the number of shares of common stock authorized for issuance thereunder. The affirmative vote of a majority of the total number of shares of our common stock outstanding and entitled to vote as of the Record Date is required to approve the amendment to the Company’s Articles of Incorporation.
Brokerage firms have authority to vote customers’ unvoted shares, held by the firms in street name, on this routine proposal. However, if a broker does not exercise this authority, a broker non-vote will result. Abstentions and broker non-votes will have the same effect as a vote against this proposal.
How does the Board recommend I vote on the proposal before the Special Meeting?
The Board unanimously recommends that you vote as follows:
Proposal No. 1: Approval of the Amendment to the Riot Blockchain, Inc. Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock.
•	“FOR” approval of the amendment to the Riot Blockchain, Inc. Articles of Incorporation to increase the number of authorized shares of common stock (see Proposal No. 1).
If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this Proxy Statement.
What is a quorum?
A quorum is the minimum number of shares that must be present at the Special Meeting to properly hold a special meeting and conduct business under our Bylaws and Nevada law. The attendance, virtually or by proxy, of holders of not less than one-third of the outstanding shares of stock entitled to vote as of the Record Date will constitute a quorum for doing business at the Special Meeting. Therefore, based on 167,136,619 shares outstanding as of September 29, 2022, the presence of 55,712,207 shares, whether represented by their holder virtually or by proxy, will constitute a quorum for purposes of the Special Meeting. If you grant your proxy and do not revoke it prior to the Special Meeting, your shares will be considered present at the Special Meeting and be counted toward the quorum. Proxies marked “Abstain” and broker non-votes will be treated as shares that are present for purposes of determining whether a quorum has been met.
What happens if a quorum is not reached?
If the shares present virtually or represented by proxy at the Special Meeting are not sufficient to constitute a quorum, the stockholders, by a vote of the holders of a majority of votes present virtually or represented by proxy (which may be voted by the proxy holders), may, without further notice to any stockholder (unless a new Record Date is set), adjourn the Special Meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum.
Householding of Annual Disclosure Documents.
The SEC has adopted a rule concerning the delivery of annual disclosure documents to households with more than one stockholder. The rule permits the Company or brokers holding Company shares on your behalf to send a single set of our Annual Report and Proxy Statement to any household at which two or more of our stockholders reside, if the stockholders appear to be members of the same family. Each stockholder will continue to receive a separate proxy card or voting instruction card. This procedure is referred to as “householding” and benefits both stockholders and the Company. Householding reduces the volume of duplicate information received by stockholders and helps to reduce expenses. This rule applies to our Annual Reports, Proxy Statements, and any information statements. Once stockholders receive notice that communications to their addresses will be “householded”, the practice will continue until stockholders are notified otherwise or until they revoke their consent to the practice.

If at any time a stockholder no longer wishes to participate in householding and would prefer to receive separate sets of our Annual Report or Proxy Statement, they may revoke their consent for future mailings by contacting our proxy advisors and virtual webcast hosts for the Special Meeting, Broadridge Financial Solutions, Inc. via:
•	Telephone at: 1-866-540-7095; or
•	Mail to: Broadridge Householding Department, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Similarly, if an address is shared with another stockholder and, together, both stockholders would like to receive only a single set of our annual disclosure documents, the stockholders should follow the instructions above.
Who is paying for this proxy solicitation?
The Company will bear the cost of the solicitation of proxies; however, we will not pay our directors, officers and employees any additional compensation for soliciting proxies in person, by telephone or by other means. We may reimburse brokerage firms, banks and other agents for reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners. We have engaged Okapi Partners, a proxy solicitation firm to assist us in soliciting proxies in connection with the Special Meeting for an engagement fee of approximately $15,000, plus reimbursement of reasonable out-of-pocket expenses. Other proxy solicitation expenses that we will pay include those for preparing, mailing, returning, and tabulating the proxies. Okapi Partners may be contacted via the methods below:
Banks and Brokerage Firms, Please Call: (212) 297-0720
Stockholders and All Others Call Toll-Free: (855) 305-0857
E-mail:info@okapipartners.com
Where can I find the voting results of the Special Meeting?
We expect to announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

PROPOSAL NO. 1

APPROVAL TO AMEND THE RIOT BLOCKCHAIN, INC. ARTICLES OF INCORPORATION
Background
On September 21, 2022, our Board unanimously approved that, subject to stockholder approval, the Company’s current Articles of Incorporation, as amended to date, be amended in the form attached hereto as Appendix B. The proposed amendment is to increase the number of shares of common stock authorized for issuance thereunder from 170,000,000 shares to 340,000,000 shares. The additional shares of common stock authorized for issuance by this Proposal would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the common stock presently issued and outstanding. The amendment to the current Articles of Incorporation would not change the total number of authorized shares of preferred stock. The text of the proposed amendment is set forth on Appendix B. We encourage you to read Appendix B in its entirety.
In determining the size of the share increase under the Amended Plan, our Board worked with management and independent advisors to evaluate a number of factors, including our corporate strategy, the potential need to raise additional capital to fund future expansions of our business including potential business transactions, our compensation philosophy of broad-based employee eligibility for equity incentive awards, our recent and projected share usage, and the total potential dilution. The Board believes that amending the Articles of Incorporation to authorize an additional 170,000,000 shares of common stock is appropriate and in the best interests of stockholders and the Company given the capital-intensive nature of our business operations future business expansion projects, the highly competitive environment in which we compete for talent, the recent volatility in the capital markets and its impact on our stock price, and our projected share usage. However, estimating our future share needs is challenging, particularly under current market conditions, as our estimates are based on our current internal modeling and depend on a number of factors that are difficult to predict or are beyond our control, including market conditions, competition for talent, our future financial and operating performance, our hiring needs, the amount of forfeitures of outstanding awards, and the future price of our common stock.
Why We Propose the Amended Articles
Our Board has determined that it would be in the Company’s best interests to increase the number of authorized shares of common stock to provide our Company with the flexibility to pursue all corporate opportunities involving our stock, which may include, among other business purposes, strategic acquisitions, public or private offerings of our equity securities, and financing opportunities for future expansions of our business. Additionally, we operate in a highly competitive talent market and our success depends in part on our continued ability to attract, retain and motivate highly qualified and skilled employees, particularly management, which is of particular concern in the relatively small Bitcoin mining and data center development communities. If the amendment to the Articles of Incorporation is not approved by our stockholders, the lack of unissued and unreserved authorized shares of common stock to provide future financing and equity incentive opportunities could adversely impact our ability to achieve these strategic corporate goals and to retain employees. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete strategic acquisitions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success. Each additional authorized share of common stock would have the same rights and privileges as each share of our currently authorized common stock.
As of our Record Date, 167,136,619 shares of common stock, no par value, were outstanding, leaving 2,863,381 shares of common stock, no par value, available for issuance.
At present, excluding our at-the-market offering disclosed on Form 8-K dated March 31, 2022 (SEC File Number 001-33675) and Prospectus dated March 31, 2022 (SEC File Number 333-259212), and that we are continually evaluating potential business opportunities, our Board has no immediate plans, arrangements, or understandings to issue the additional shares of common stock. However, the Company desires to have the shares available to provide additional future flexibility to use our common stock for business or financial purposes in the future as well as to have sufficient shares to provide appropriate equity incentives to attract and retain top talent. The issuance of additional shares of common stock in the future will have the effect of diluting earnings per share, voting power and common shareholdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of our company. The shares will be available for issuance by our Board for corporate purposes, including but not limited to, acquisitions, financings, and equity compensation plans. Our management believes the increase in the authorized number of shares of common stock is in the best interests of our Company and our stockholders and recommends that the stockholders approve the increase in the authorized number of shares of common stock.
If we fail to obtain stockholder approval of this proposal at the Special Meeting, we intend to continue to seek to obtain stockholder approval at each subsequent annual meeting of stockholders and/or special meetings of stockholders until such approval has been obtained and we will incur the costs associated therewith.
If approved, the amendment to the Company’s Articles of Incorporation will become effective after the Special Meeting upon the filing of a certificate of amendment with the Secretary of State of the State of Nevada. The Company currently plans to file the certificate of amendment as soon as reasonably practicable after receiving approval of this Proposal No. 1 by its stockholders.
Vote Required
The affirmative vote of the holders of a majority of the total number of shares of our common stock outstanding and entitled to vote as of the Record Date will be required to approve this Proposal No. 1. Abstentions and broker non-votes will have the same effect as a vote against this proposal.
BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 1
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION SET FORTH IN THIS PROPOSAL 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows beneficial ownership of shares of our common stock, no par value per share, issued and outstanding as of the Record Date, by: (i) any person known to us to beneficially own five percent (5%) or more of our shares outstanding; (ii) each of the Company’s named executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act, as amended. In computing the number of shares beneficially owned and the percentage ownership, shares of our common stock that the owner has the right to acquire within sixty (60) days after the Record Date are deemed outstanding but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned and their addresses are c/o: Riot Blockchain, Inc., 3855 Ambrosia Street, Suite 301, Castle Rock, Colorado 80109.
Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned(1)
5% stockholders
The Vanguard Group, Inc.(2)	10,040,038	6.01%
Directors and Named Executive Officers
Hannah Cho(3)	127,066	*
Hubert Marleau(4)	123,941	*
Lance D’Ambrosio(5)	121,441	*
Benjamin Yi(6)	3,591,464	*
Jason Les(7)	3,811,896	*
Jeffrey McGonegal(8)	889,480	*
Megan Brooks(9)	179,596	*
William Jackman(10)	1,043,389
All Directors and Executive Officers as a group (8 persons)(11)	9,888,273	5.92%
(1)
Percentage of class beneficially owned is based on 167,136,619 shares outstanding as of September 29, 2022. Each share is entitled to one vote. Shares issued pursuant to Restricted Stock awards made under the Company’s equity incentive plan are entitled to vote at meetings of the stockholders of the Company; therefore, such restricted shares are deemed outstanding for the purpose of computing the percentage ownership of the person holding such restricted shares but are not deemed outstanding for computing the percentage of any other person or group.

(2)
Based solely on information reported by Vanguard Group, Inc. (“Vanguard”) on the Schedule 13G filed with the SEC on February 10, 2022, and reporting ownership as of December 31, 2021. Vanguard has sole voting power over 0 shares, shared voting power over 168,822 shares, sole dispositive power over 9,793,878 shares and shared dispositive power over 246,160 shares.

(3)	Consists of (a) 9,375 shares held of record as of September 29, 2022 by Ms. Cho; and (b) 117,691 unvested shares of service-based Restricted Stock.
(4)	Consists of (a) 6,250 shares held of record as of September 29, 2022 by Mr. Marleau; and (b) 117,691 unvested shares of service-based Restricted Stock.
(5)	Consists of (a) 3,750 shares held of record as of September 29, 2022 by Mr. D’Ambrosio; (b) 117,691 unvested shares of service-based Restricted Stock.
(6)
Consists of (a) 241,362 shares held of record as of September 29, 2022 by Mr. Yi; (b) 378,334 unvested shares of performance-based Restricted Stock; and (c) 2,971,768 unvested shares of service-based Restricted Stock.

(7)
Consists of (a) 461,794 shares held of record as of September 29, 2022 held by the Jason M. Les, Trustee of the Jason M. Les Trust, dated March 8, 2021.; (b) 378,334 unvested shares of performance-based Restricted Stock; and (c) 2,971,768 unvested shares of service-based Restricted Stock.

(8)
Consists of (a) 343,263 shares held of record as of September 29, 2022 by Mr. McGonegal; (b) 323,334 unvested shares of performance-based Restricted Stock; and (c) 222,883 shares unvested shares of service-based Restricted Stock.

(9)
Ms. Brooks resigned as Riot’s Chief Operating Officer and from all other positions with the Company, effective as of April 7, 2022. Her beneficial ownership of Riot’s securities for purposes of this table includes 179,596 shares held of record as of September 29, 2022 by Ms. Brooks.

(10)
Consists of (a) 58,447 shares held of record as of September 29, 2022 by Mr. Jackman; 242,000 unvested shares of performance-based Restricted Stock; and (c) 742,942 shares unvested shares of service-based Restricted Stock.

(11)	Includes each of the items noted in footnotes (3), (4), (5), (6), (7), (8), (9), and (10), above.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
FOR THE 2023 ANNUAL GENERAL MEETING OF STOCKHOLDERS
All stockholder proposals, including stockholder proposals for candidates for nomination for election to the Board, should be submitted in accordance with applicable SEC rules and regulations, Nevada law, and the Company’s procedures for stockholder proposals. Stockholder proposals should be submitted to our Corporate Secretary by mail to the following address:
Riot Blockchain, Inc.
3855 Ambrosia Street
Suite 301
Castle Rock, CO 80109
Attention: Corporate Secretary.
Stockholder proposals intended to be presented at, and included in the definitive proxy statement for, the 2023 Annual General Meeting of Stockholders (the “2023 Annual Meeting”) must be delivered to our Corporate Secretary on or before the close of business on February 17, 2023, to be considered timely pursuant to SEC Rule 14a-8 and our Bylaws. Stockholder proposals intended to be presented at the 2023 Annual Meeting outside of the SEC Rule 14a-8 process must be delivered to our Corporate Secretary at the above address no sooner than April 3, 2023, and no later than May 3, 2023, to be considered timely.
If the date of our 2023 Annual Meeting has been changed by more than thirty (30) days before or more than sixty (60) days after the first anniversary of this year’s Annual Meeting, stockholders must comply with the following procedure to submit their proposals to be considered at the 2023 Annual Meeting. If public announcement of the 2023 Annual Meeting occurs one hundred (100) days or more prior to the scheduled date of the 2023 Annual Meeting, then stockholder proposals must be delivered to our Corporate Secretary at the foregoing address no more than one hundred twenty (120) days before and no less than ninety (90) days before the date of the 2023 Annual Meeting to be considered at the meeting. However, if public announcement of the 2023 Annual Meeting occurs less than hundred (100) days prior to the scheduled date of the 2023 Annual Meeting, then stockholder proposals can be delivered up to ten (10) days after public announcement of the 2023 Annual Meeting is first made.
Stockholders may nominate candidates for the Board by the same deadlines as stockholder proposals for business to come before the 2023 Annual Meeting. Each notice of business or nomination must set forth the information required by our Bylaws. Any such proposals, including stockholder proposals for candidates for nomination for election to the Board, must be submitted in accordance with applicable SEC rules and regulations, and follow the Company’s procedures in its Bylaws. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than May 28, 2023. Submitting a notice does not ensure that the proposal will be raised at the 2023 Annual Meeting. We will not permit stockholder proposals or nominations that do not comply with the foregoing notice requirement to be brought before the 2023 Annual Meeting.

OTHER MATTERS
As of the date of this Proxy Statement, the Board does not intend to present any matters other than that which is described herein and knows of no other business that will be presented at the Special Meeting. If other matters are properly brought before the Special Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board, or in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
INCORPORATION BY REFERENCE
Information contained on, or accessible through, our websites is not a part of this Proxy Statement and is not deemed incorporated by reference hereunder for any purpose.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements contained in this proxy statement include, but are not limited to, statements about Riot’s future financial and operating performance, expectations regarding its strategies, product, and business plans, including its revenue and operational priorities, product initiatives, and product experiments; strategies for improving safety and expectations regarding the application of its abuse rules.
The board of directors does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our common stock be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
THE BOARD OF DIRECTORS OF RIOT BLOCKCHAIN, INC.
October 3, 2022

APPENDIX A
PROXY	PROXY
RIOT BLOCKCHAIN, INC.
3855 Ambrosia Street, Suite 301
Castle Rock, CO 80109
SPECIAL MEETING OF STOCKHOLDERS NOVEMBER 17, 2022
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
By completing, executing, and submitting the attached Proxy Card, the stockholder of Riot Blockchain, Inc. (the “Company”) constitutes and appoints the Chief Executive Officer of the Company, Mr. Jason Les, as the stockholder’s Attorney and Proxy to appear, attend and vote all of the shares of common stock the stockholder is entitled to vote at the Special Meeting of the Stockholders of the Company, to be held in a virtual-only format at www.virtualstockholdermeeting.com/RIOT2022SM on November 17, 2022, beginning at 9:00 a.m. (Eastern Time), and at any adjournment or adjournments thereof (the “Special Meeting”). Such shares shall be voted as indicated with respect to the proposal listed on the Proxy Card and in the discretion of the Proxy on such other matters as may properly come before the Special Meeting or any adjournment thereof in accordance with and as described in the Notice and Proxy Statement, which are available online at www.proxyvote.com and on our website at www.RiotBlockchain.com.
Please either submit your Proxy Card online at www.proxyvote.com by using the 16-digit control number assigned to you on your Proxy Card, by telephone by dialing 1-800-690-6903, or by mail. If you wish to submit your Proxy Card by mail, please mark, date and sign exactly as your name appears on your Proxy Card, including any designation as executor, Trustee, etc., if applicable, and return this Proxy in the enclosed pre-addressed, postage-paid envelope as promptly as possible to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. It is important to return this Proxy properly executed in order to exercise your right to vote if you do not attend the Special Meeting and vote live and online during the virtual webcast. This Proxy must be signed by a corporation or other entity’s authorized officer to be effective. All co-owners and each joint owner must sign and date this Proxy.
The 2022 Special Meeting Proxy Card is attached on the following page
A-1

APPENDIX B
CERTIFICATE OF AMENDMENT TO
ARTICLES OF INCORPORATION OF
RIOT BLOCKCHAIN, INC.
Pursuant to section 78.390 of the Nevada Revised Statutes, RIOT BLOCKCHAIN, INC., a Nevada corporation (the “Corporation”), hereby adopts the following amendment to its Articles of Incorporation, as amended (the “Articles of Incorporation”).
1. The Corporation’s Articles of Incorporation are hereby amended by deleting each of Section 3.01 and Section 3.02 of the Articles of Incorporation in their entirety and inserting in lieu thereof the following, respectively:
ARTICLE III
CAPITAL STOCK
3.01 Authorized Capital Stock. The total number of shares of stock the Corporation is authorized to issue shall be three hundred fifty-five million (355,000,000) shares. This stock shall be divided into two classes to be designated as "Common Stock" and "Preferred Stock."
3.02 Common Stock. The total number of authorized shares of common stock shall be three hundred forty million (340,000,000) shares with no par value per share.
2. Except as specifically provided herein, the Corporation’s Articles of Incorporation shall remain unmodified and shall continue in full force and effect.
3. By execution hereof, the undersigned officer of the Corporation certifies that the foregoing Certificate of Amendment to Articles of Incorporation of RIOT BLOCKCHAIN, INC. was duly authorized and adopted by the Corporation’s board of directors and was approved by the Corporation’s stockholders at the Corporation’s Special Meeting of Stockholders by the affirmative vote of stockholders holding [•]% of the shares of the Corporation’s common stock, which constituted a majority of the shares of the Corporation’s common stock that were issued and outstanding on [•], 2022, the record date for the Corporation’s Special Meeting of Stockholders.
Dated as of [•], 2022.
RIOT BLOCKCHAIN, INC.

By:
[Name, Title]
B-1

RIOT

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O RIOT BLOCKCHAIN, INC.
3855 AMBROSIA STREET, SUITE 301
CASTLE ROCK, CO 80109

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualstockholdermeeting.com/RIOT2022SM**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following proposal:

NOTE: The named proxy is authorized, in its discretion, to consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000581317_1 R1.0.0.39

RIOT BLOCKCHAIN, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
THURSDAY, NOVEMBER 17, 2022

The stockholder(s) hereby constitute(s) and appoint(s) Mr. Jason Les, Chief Executive Officer of Riot Blockchain, Inc., as attorney and proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Riot Blockchain, Inc., that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 8:00 AM Central Time/9:00 AM Eastern Time, on Thursday, November 17, 2022, virtually at www.virtualstockholdermeeting.com/RIOT2022SM and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

0000581317_2 R1.0.0.39

Continued and to be signed on reverse side